UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2009

BPO Management Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

0-13591	23-2214195
(Commission File Number)	(IRS Employer Identification No.)

1290 N. Hancock, Suite 200, Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

(714) 972-2670
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 – Results of Operations and Financial Condition of Form 8-K.  This information is not deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On May 18, 2009, BPO Management Services, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing first quarter 2009 results.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1     Press release dated May 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2009

BPO MANAGEMENT SERVICES, INC.

By:	/s/ Ronald K. Herbert
Ronald K. Herbert
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Copy of BPO Management Services, Inc. press release dated May 18, 2009